Exhibit 21.1
NOBLE CORPORATION SUBSIDIARIES (as of February 28, 2007)

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Noble Investment Capital AS (1)	Norway
Noble Holding (U.S.) Corporation (1)	Delaware
Noble Holding Europe S. à r. l. (1)	Luxembourg
Noble Holding International (Cayman) Ltd. (1)	Cayman Islands
Noble Holding International (Cayman NHIL) Ltd. (1)	Cayman Islands
Noble Drilling Corporation (2)	Delaware
Maurer Technology Incorporated (2)	Delaware
Noble Drilling Holding AG (3)	Switzerland
Noble Drilling (Denmark) Holding ApS (3)	Denmark
Noble Downhole Technology Ltd. (4)	Cayman Islands
Noble Drilling (Cyprus) Limited (4)	Cyprus
Triton Engineering Services Company (5)	Delaware
Noble Carl Norberg LLC (5)	Delaware
Noble Earl Frederickson LLC (5)	Delaware
Noble Drilling International Inc. (5)	Delaware
Noble Drilling Services Inc. (5)	Delaware
Noble Drilling (U.S.) Inc. (5)	Delaware
Noble Brasil Investimentos e Participacoes Ltda. (6)	Brazil
Noble Drilling Norway AS (7)	Norway
Noble Drilling Services Norge AS (7)	Norway
Noble Drilling (Deutschland) GmbH (8)	Germany
Noble Technology (Canada) Ltd. (8)	Canada
Noble Engineering & Development Limited (8)	Cayman Islands
Triton International, Inc. (9)	Delaware
Triton Engineering Services Company, S.A. (9)	Venezuela
Noble Drilling (Canada) Ltd. (10)	Alberta, Canada
Noble Drilling International (Cayman) Ltd. (11)	Cayman Islands
Maregem AS (12)	Norway
WELLDONE Engineering GmbH (13)	Germany
Noble Engineering & Development de Venezuela C.A. (14)	Venezuela
Noble Holding International Limited (15)	Cayman Islands
Triton International de Mexico, S.A. de C.V. (16)	Mexico
Triton Drilling Services Nigeria Limited (16)	Nigeria
Bawden Drilling Inc. (17)	Delaware
Bawden Drilling International Ltd. (17)	Bermuda
372733 Alberta Inc. (17)	Alberta, Canada
Noble International Services Ltd. (17)	Bermuda
Noble Drilling Leasing LLC (18)	Delaware
Noble John Sandifer LLC (18)	Delaware
Noble Bill Jennings LLC (18)	Delaware
Noble Drilling Exploration Company (18)	Delaware
Noble Leonard Jones LLC (18)	Delaware
Noble (Gulf of Mexico) Inc. (18)	Delaware
Noble Drilling (Jim Thompson) Inc. (18)	Delaware
Noble Asset Mexico LLC (18)	Delaware
Noble Johnnie Hoffman LLC (18)	Delaware

NOBLE CORPORATION SUBSIDIARIES (as of February 28, 2007)

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Noble Drilling Americas LLC (19)	Delaware
Noble Drilling Holding LLC (19)	Delaware
Noble International Services LLC (19)	Delaware
Noble North Africa Limited (19)	Cayman Islands
Resolute Insurance Group Ltd. (20)	Bermuda
Sedco Dubai LLC (21)	Dubai, UAE
Noble (Middle East) Limited (22)	Cayman Islands
Noble International Limited (22)	Cayman Islands
International Directional Services Ltd. (22)	Bermuda
Noble Contracting Sàrl (22)	Switzerland
Noble Enterprises Limited (22)	Cayman Islands
Noble Mexico Services Limited (22)	Cayman Islands
Noble-Neddrill International Limited (22)	Cayman Islands
Noble Asset Company Limited (22)	Cayman Islands
Noble Asset (U.K.) Limited (22)	Cayman Islands
Noble Drilling (Nigeria) Ltd. (22)	Nigeria
Noble Drilling (Paul Wolff) Ltd. (22)	Cayman Islands
Noble Drilling (Denmark) ApS (22)	Denmark
Noble Mexico Limited (22)	Cayman Islands
Noble Drilling (N.S.) Limited (22)	United Kingdom
Noble International Finance Company (22)	Cayman Islands
Noble Drilling (TVL) Ltd. (22)	Cayman Islands
Noble Drilling (Carmen) Limited (22)	Cayman Islands
Noble Campeche Limited (22)	Cayman Islands
Noble Gene Rosser Limited (22)	Cayman Islands
Noble Offshore Mexico Limited (22)	Cayman Islands
Noble Offshore Contracting Limited (22)	Cayman Islands
Noble do Brasil Ltda. (23)	Brazil
Noble Drilling Arabia Limited (24)	Saudi Arabia
Noble Drilling de Venezuela C.A. (24)	Venezuela
Noble Offshore de Venezuela C.A. (24)	Venezuela
Noble Drilling International Services Pte. Ltd. (25)	Singapore
Noble Drilling (Malaysia) Sdn. Bhd. (25)	Malaysia
Noble Drilling International Ltd. (25)	Bermuda
TSIA International (Antilles) N.V. (26)	The Netherlands Antilles
Arktik Drilling Limited, Inc. (27)	Bahamas
Noble Rochford Drilling (North Sea) Ltd. (26)	Cayman Islands
Noble Drilling Asset (M.E.) Ltd. (26)	Cayman Islands
Noble Drilling (Nederland) B.V. (28)	The Netherlands
Noble Drilling (Land Support) Limited (29)	United Kingdom
Noble Drilling (U.K.) Ltd. (29)	United Kingdom
Noble Operating (M.E.) Ltd. (30)	Cayman Islands

1	100% owned by Noble Corporation (in the case of Noble Holding (U.S.) Corporation, 42.4% owned by Noble Corporation and 57.6% owned by Noble Drilling International (Cayman) Ltd.)

2	100% owned by Noble Holding (U.S.) Corporation

3	100% owned by Noble Holding Europe S.àr.l.

4	100% owned by Noble Holding International (Cayman) Ltd.

5	100% owned by Noble Drilling Corporation

6	99% owned by Noble Drilling Holding AG, 1% owned by Noble Drilling Holding LLC

7	100% owned by Noble Drilling (Denmark) Holding ApS

8	100% owned by Noble Downhole Technology Ltd.

9	100% owned by Triton Engineering Services Company

10	100% owned by Noble Drilling International Inc.

11	95% owned by Noble Drilling International Inc., 5% owned by Noble Drilling (U.S.) Inc.

12	100% owned by Noble Drilling Services Norge AS

13	100% owned by Noble Drilling (Deutschland) GmbH

14	100% owned by Noble Engineering & Development Limited

15	50% owned by Noble Holding International (Cayman) Ltd., 50% owned by Noble Holding International (Cayman NHIL) Ltd.

16	100% owned by Triton International, Inc.

17	100% owned by Noble Drilling (Canada) Ltd.

18	100% owned by Noble Drilling (U.S.) Inc.

19	100% owned by Noble Holding International Limited

20	100% owned by Bawden Drilling International Ltd.

21	Joint venture (owned 49% by Noble Drilling Holding LLC)

22	100% owned by Noble Drilling Holding LLC

23	99% owned by Noble Drilling Holding LLC, 1% owned by Noble Asset Company Limited

24	100% owned by Noble International Limited

25	100% owned by Noble Enterprises Limited (70% in the case of Noble Drilling (Malaysia) Sdn. Bhd.)

26	100% owned by Noble Asset Company Limited

27	Joint venture (owned 82% by Noble Asset Company Limited)

28	100% owned by Noble Drilling (Denmark) ApS

29	100% owned by Noble Drilling (N.S.) Limited

30	100% owned by Noble Drilling Asset (M.E.) Ltd.